Supplement dated December 15, 1999
                         to Prospectus dated May 1, 1999
                                       for
                           ALLEGIANCE VARIABLE ANNUITY
                                    Issued by
              ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT
                                       of
              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. Retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Alexander Hamilton Life Insurance Company of America ("AH Life") at the address or telephone number set forth below.

The purpose of this supplement is to notify you of a proposal to substitute shares of the S&P 500 Index Portfolio of Jefferson Pilot Variable Fund, Inc. ("JPVF") for shares of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") Index 500 Portfolio (the "Substitution"). On December 15, 1999, AH Life filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, AH Life and Alexander Hamilton Variable Annuity Separate Account propose to effect the Substitution as soon as is practicable.

AH Life has proposed the substitution of the JPVF S&P 500 Index Portfolio for the Fidelity VIP II Index 500 Portfolio to allow AH Life to maintain a greater proprietary identity between its variable products and the Index 500 investment option, to give AH Life greater control with respect to administrative and compliance issues and to afford JPVF's investment advisor, Jefferson Pilot Investment Advisory Corporation, the ability to make sub-adviser changes when necessary or appropriate.

Contract owners will receive a notice within five days after the substitution that the substitution has taken place. For a thirty-one day period following the mailing of the notice, Contract owners may transfer all assets, as substituted, to any other available Division of Alexander Hamilton Variable Annuity Separate Account without limitation or charge and without any such transfer counting as one of the limited number of transfers permitted in a contract year free of charge. After such thirty-one day period, any transfers will be subject to the restrictions described in the prospectus.

              Alexander Hamilton Life Insurance Company of America
                                 Service Center
                                One Granite Place
                          Concord, New Hampshire 03301

                              (800) 258-3648 x7719